Exhibit 99.1

Investor Contact:	Media Contact:
Mark Melnyk	Lauren George
407-613-3327	407-613-8431
mark.melnyk@hgv.com	lauren.george@hgv.com

FOR IMMEDIATE RELEASE

Hilton Grand Vacations Shareholders Approve Diamond Merger

ORLANDO, Fla. (JULY 28, 2021) – Hilton Grand Vacations Inc. (NYSE:HGV) (“HGV” or the “Company”) today announced that its shareholders voted to approve the issuance of its common stock in connection with the proposed acquisition of Diamond Resorts International, Inc. (“Diamond”).

Of the shares voting at the meeting, 95.6% voted in favor of the proposal to issue approximately 34.5 million shares of HGV common stock to funds managed by affiliates of Apollo Global Management, Inc. (NYSE: APO), funds managed by affiliates of Reverence Capital Partners, and other Diamond stockholders. The closing of the transaction is expected to occur on Aug. 2, 2021, and remains subject to customary closing conditions.

“We are pleased that HGV shareholders overwhelmingly see value in our acquisition of Diamond,” said Mark Wang, president and CEO of Hilton Grand Vacations. “This is an important step toward completing this transformational merger, which will accelerate our growth and provide exciting opportunities for our team members, owners and guests.”

HGV and Diamond previously announced the proposed merger on March 10, 2021, pursuant to which they agreed to combine to create the largest upper upscale and luxury timeshare operator, comprised of 710,000 owners and 154 resorts and properties. Until the acquisition is formally closed, both timeshare companies will continue to operate separately.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for nearly 330,000 club members. For more information, visit www.hiltongrandvacations.com.

About Diamond Resorts

Diamond Resorts offers destinations, events and experiences to help members make a habit of breaking from the routine. From unforgettable getaways to exclusive concert series to VIP receptions and dinners, members turn to Diamond to recharge, reconnect and remind each other what matters most. Our focus on quality resorts, customer service and flexibility means members can return to a favorite resort, book a cruise to explore new countries or attend a once-in-a-lifetime event with the same level of confidence and anticipation. With access to a world of entertainment and activities, a Diamond membership ensures that people are always looking forward to vacation.

About Apollo

Apollo is a high-growth, global alternative asset manager. We seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid and opportunistic. Through our investment activity across our fully integrated platform, we serve the retirement income and financial return needs of our clients, and we offer innovative capital solutions to businesses. Our patient, creative, knowledgeable approach to investing aligns our clients, businesses we invest in, our employees and the communities we impact, to expand opportunity and achieve positive outcomes. As of March 31, 2021, Apollo had approximately $461 billion of assets under management. To learn more, please visit www.apollo.com.

About Reverence Capital Partners

Reverence Capital Partners is a private investment firm focused on thematic investing in leading global, middle-market Financial Services businesses through control and influence oriented investments in 5 sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013, by Milton Berlinski, Peter Aberg and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors. For more information visit www.reverencecapital.com.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. Forward-looking statements convey management’s expectations as to the Company’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time the Company makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to the proposed Merger and the Company’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

The Company cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond the Company’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause the Company’s actual results to differ materially from those contemplated by its forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; the Company’s ability to meet its liquidity needs; risks related to the Company’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; the Company’s ability to successfully source inventory and market, sell and finance VOIs; default rates on the Company’s financing receivables; the reputation of and the Company’s ability to access Hilton Worldwide Holdings Inc.’s (“Hilton”) brands and programs, including the risk of a breach or termination of the Company’s license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to the Company’s acquisitions, joint ventures, and other partnerships; the Company’s dependence on third-party development activities to secure just-in-time inventory; the performance of the Company’s information technology systems and its ability to maintain data security; regulatory proceedings or litigation; adequacy of the Company’s workforce to meet its business and operation needs; the Company’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact the Company’s operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1,

2021, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and filed with the SEC on April 29, 2021, which may be updated from time to time in the Company’s annual reports, quarterly reports, current reports and other filings the Company makes with the SEC.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

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